UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2011

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Company refinances the Manitex Load King acquisition note at lower interest rates and extends maturity.

On December 31, 2009, Manitex International, Inc (the “Company”) through its wholly owned subsidiary, Manitex Load King, Inc. (“Load King”) purchased assets of Terex Load King Trailers from Genie Industries, Inc. (“Genie”), a subsidiary of Terex Corporation (“Terex). In connection with the purchase, Load King issued a promissory note (the Note”) to Genie in the principal sum of $2,750,000 with an interest rate of 6%. Certain assets of Load King , including the land and buildings were pledged to Genie to secure the Note. Under the Note the Company was required to make six annual principal payment of $458,333 commencing on December 31, 2011.

The Company determined that the fair market value of the Note at date of issuance was $2,580,000 based on market interest rate of 8%. The difference between the face of amount of the Note and the Note’s fair market value was bearing amortized over the life of the Note and this difference was charged to interest expense. As of November 2, 2011 the Company had amortized and charged to interest the sum of $60,922. Subsequently, an unused portion of land, secured by the Note, was sold for $147,347 and the proceeds were used to pay down the Note. At November 2, 2011, the note had a remaining book balance of $2,493,570 and a face amount of $2,602,653.

The Company and Genie agreed that in exchange for pre payment of the Note, that the principal amount of the note to Genie would be reduced by $300,000 to $2,302,653. On November 2, 2011, the Company remitted, and Genie accepted $2,302,653 plus accrued interest of $14,315 as full payment of the Note. In the fourth quarter, the Company will record of gain of $190,917 resulting from this prepayment discount.

The Company obtained substantially all of the funds for the prepayment from new loans provided by the South Dakota Board of Economic Development and a bank in the sum of $2,115,000. This new financing has lower interest rates and extends the repayment period.

South Dakota Board of Economic Development Mortgage

On November 2, 2010, Load King borrowed $857,500 from the South Dakota Board of Economic Development (“BED”). This new note, which bears interest at 3%, requires that Load King make 59 monthly principal payments and interest payments of $4,755.67 based on level 240 month amortization and has a final balloon payment for the remaining unpaid principal and interest at the end of 60 months. The note is secured by a mortgage on property located in Elk Point, South Dakota and is guaranteed by Manitex International, Inc.

The loan is subject to acceleration upon the occurrence of customary events of default, including Load King’s failure to make any principal or interest payment within 15 days of the due date. Upon default, the entire outstanding principal balance of loan shall bear interest at a fixed rate of 3% above the prime rate published in the Wall Street Journal until the default is cured.

The interest rate for the note is subject to Load King maintaining employment levels specified in an Employment Agreement between Load King and BED. If Load King fails to maintain agreed upon employment levels, Load King may be required to pay BED an amount equal to the difference between the interest paid and amount of interest that would have been paid if the loan had a 6.5% interest rate.

The above summary of the terms of borrowing is qualified in its entirety by references to the following documents which are attached exhibits to this 8-K:

Loan Agreement date November 2, 2011 between the State of South Dakota Board of Economic Development and Manitex Load King, Inc. Exhibit 10.1

Promissory Note dated November 2, 2011 executed by Manitex Load King, Inc. Exhibit 10.2

Mortgage – One Hundred Eighty Day Redemption dated November 2, 2011 Exhibit 10.3

Guaranty Agreement dated November 2, 2011 between Manitex International, Inc and the State of South Dakota Board of Economic Development. Exhibit 10.4

Employment Agreement dated November 2, 2011 between Manitex Load King, Inc and the State of South Dakota Board of Economic Development. Exhibit 10.5

Home Federal Bank Mortgage

On November 2, 2010, Load King borrowed $857,500 from Home Federal Bank of Sioux Falls, South Dakota (the “Bank”). This note requires that Load King make 120 monthly principal and interest payments. The first 60 interest payments will be for $6,186.57 which is based on 240 month amortization period and a 6% interest rate. On November 2, 2016, the interest rate will reset. The interest rate will be equal to the monthly average yield on 5 year Constant Maturity of U.S. Treasury Securities plus 3.75%. The monthly principal and interest payments will be recalculated based on the new interest rate and will remain fixed for the next 60 months. A final balloon payment of unpaid principal and interest is due on November 2, 2021. The note is secured by a mortgage on property located in Elk Point, South Dakota and is guaranteed by Manitex International, Inc.

The loan is subject to acceleration upon the occurrence of customary events of default, including Load King’s failure to make any principal or interest payment within 15 days of the due date., In the event of default, the interest rate otherwise in effect, will be increased by 3% for so long as the default continues or until it is waived.

The above summary of the terms of borrowing is qualified in its entirety by references to the following documents which are attached exhibits to this 8-K:

Promissory Note dated November 2, 2011 executed by Manitex Load King, Inc. Exhibit 10.6

Mortgage – One Hundred Eighty Day Redemption dated November 2, 2011 Exhibit 10.7

Guaranty dated November 2, 2011 from Manitex International, Inc. Exhibit 10.8

Home Federal Bank Equipment Loan

On November 2, 2010, Load King borrowed $400,000 from Home Federal Bank of Sioux Falls, South Dakota (the “Bank”). This note requires that Load King make 84 monthly principal and interest payments. The first 60 interest payments will be for $5,908.91 which is based on 240 month amortization period and a 6.25 interest rate. On November 2, 2016, the interest rate will reset. The interest rate will be equal to the monthly average yield on 5 year Constant Maturity of U.S. Treasury Securities plus 4.00%. The monthly principal and interest payments will be recalculated based on the new interest rate and will remain fixed for the next 24 months. The note is secured by the machinery and equipment of Load King and is guaranteed by Manitex International, Inc.

The loan is subject to acceleration upon the occurrence of customary events of default, including Load King’s failure to make any payment of principal or interest within 15 days of the due date In event of default the interest rate otherwise in effect will be increase by 3% for so long as the default continues or until it is waived.

The above summary of the terms of borrowing is qualified in its entirety by references to the following documents which are attached exhibits to this 8-K:

Promissory Note dated November 2, 2011 executed by Manitex Load King, Inc. Exhibit 10.9

Security Agreement dated November 2, 2011excuted by Manitex Load King, Inc. Exhibit 10.10

Guaranty dated November 2, 2011 from Manitex International, Inc. Exhibit 10.8

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David H. Gransee

Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: November 8, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan Agreement date November 2, 2011 between the State of South Dakota Board of Economic Development and Manitex Load King, Inc.

10.2	Promissory Note dated November 2, 2011 executed by Manitex Load King, Inc.

10.3	Mortgage – One Hundred Eighty Day Redemption dated November 2, 2011.

10.4	Guaranty Agreement dated November 2, 2011 between Manitex International, Inc and the State of South Dakota Board of Economic Development.

10.5	Employment Agreement dated November 2, 2011 between Manitex Load King, Inc and the State of South Dakota Board of Economic Development.

10.6	Promissory Note dated November 2, 2011 executed by Manitex Load King, Inc.

10.7	Mortgage – One Hundred Eighty Day Redemption dated November 2, 2011

10.8	Guaranty dated November 2, 2011 from Manitex International, Inc.

10.9	Promissory Note dated November 2, 2011 executed by Manitex Load King, Inc.

10.10	Security Agreement dated November 2, 2011 executed by Manitex Load King, Inc.